                                                                   EXHIBIT 10.23

                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") made as of 28 day of June, 2002, by and among TANDY BRANDS ACCESSORIES, INC. (the "Borrower"), WELLS FARGO HSBC TRADE BANK, N. A. ("Agent"), and the lenders specified therein ("Lenders").

         WHEREAS, Borrower, Agent and the Lenders entered into a Credit Agreement dated as of June 27, 2001, (the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that Agent and the Lenders make certain amendments to the Credit Agreement, and the Agent and the Lenders are willing to do so subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. DEFINED TERMS. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  2.1 Definitions

                           (a) Add the following clause to the end of clause (e) in the definition of "EBITDA":

                                    ",plus (f) non-cash losses arising from the impairment of good will or intangibles under FASB 142, such additions to EBITDA not to exceed $1,500,000 during any four quarterly period."

                           (b) Permitted Acquisitions

                                    The definition of "Permitted Acquisitions"
                           is revised to read as follows:

                                              "'Permitted Acquisition' means an
                                              acquisition of a business entity
                                              or assets (i) provided the
                                              aggregate amount of consideration
                                              for all such acquisitions during
                                              the Fiscal Year does not exceed
                                              $3,000,000 or (ii) for which the
                                              Borrower has received the prior
                                              consent of the Required Lenders."


                  2.2 Capital Expenditures

                           (a) Section 10.13 is amended to read as follows:

                                    "10.13 Capital Expenditures. The Borrower shall not, and shall not permit any of its Subsidiaries to make Capital Expenditures in excess of $3,500,000 in the aggregate in any Fiscal Year."

         3. EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective upon receipt by the Agent of:

                  (a) A copy or copies of this Amendment signed by each of the parties hereto;

                  (b) A Confirmation of Guaranty executed by each Guarantor, and

                  (c) A Compliance Certificate executed by Borrower.

         4. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

                  (a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, Agent and the Lenders agree that the Credit Agreement and the Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

                  (b) To induce the Agent and the Lenders to enter into this Amendment, the Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on the even date herewith, (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) and further represents and warrants (i) that there has occurred since the date of the last financial statements delivered to the Agent and the Lenders no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Change, (ii) that no Event of Default exists on the date hereof, and (iii) that the Borrower is fully authorized to enter into this Amendment.

         5. BENEFITS. This Amendment shall be binding upon and inure to the benefit and Borrower, Agent and the Lenders and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of Agent and the Lenders, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

         6. CONSTRUCTION. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         7. INVALID PROVISIONS. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully several and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

         8. ENTIRE AGREEMENT. The Credit Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

         9. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the

Credit Agreement to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         10. COUNTERPARTS. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                              IN WITNESS WHEREOF, the
undersigned have executed this Agreement as of the day and year first above written.

                                              BORROWER:

                                              TANDY BRANDS ACCESSORIES, INC.


                                              By: /s/ STAN NINEMIRE
                                                 -------------------------------
                                              Name: Stan Ninemire
                                                   -----------------------------
                                              Title: CFO
                                                    ----------------------------

                                              AGENT:

                                              WELLS FARGO HSBC TRADE
                                              BANK, N.A.

                                              By: /s/ CONNOR J. DUFFY
                                                 -------------------------------
                                              Name: Connor J. Duffy
                                                   -----------------------------
                                              Title: Reg. Vice President
                                                    ----------------------------


                                              WELLS FARGO BANK, N. A.


                                              By: /s/ CONNOR J. DUFFY
                                                 -------------------------------
                                              Name: Connor J. Duffy
                                                   -----------------------------
                                              Title: Reg. Vice President
                                                    ----------------------------

                                            LENDERS:


                                            WELLS FARGO HSBC TRADE BANK,
                                            N.A.

                                            By: /s/ CONNOR J. DUFFY
                                               ---------------------------------
                                            Name: Connor J. Duffy
                                                 -------------------------------
                                            Title: Reg. Vice President
                                                  ------------------------------
                                            Address: 1445 Ross Avenue, Suite 450
                                                     Dallas, TX 75202

                                            Attention:
                                                      --------------------------
                                            Fax No.: 214-220-2166

                                            COMERICA BANK - TEXAS, N.A.


                                            By: /s/ CHARLES R. MCELRATH
                                               ---------------------------------
                                            Name: Charles R. McElrath
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------
                                            Address: 8828 Stemmons, Suite 441
                                                     Dallas, TX 75247

                                            Attention:
                                                      --------------------------
                                            Fax No.: 972-263-9837



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



                                          U.S. BANK NATIONAL ASSOCIATION
                                          (formerly FIRSTAR BANK, N.A.)


                                          By: /s/ GREGORY L. DRYDEN
                                             ---------------------------------
                                          Name: Gregory L. Dryden
                                               -------------------------------
                                          Title: Vice President
                                                ------------------------------
                                          Address: One Firstar Plaza, 12th Floor
                                                   St. Louis, MO 63101

                                          Attention:
                                                    --------------------------
                                          Fax No.: 314-418-3859



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


                                          COMPASS BANK, N.A.


                                          By: /s/ MICHAEL KEITH
                                             ---------------------------------
                                          Name: Michael Keith
                                               -------------------------------
                                          Title: Vice President
                                                ------------------------------
                                          Address: 8080 N. Central Expressway
                                                   Suite 250
                                                   Dallas, TX 75206

                                          Attention: Michael Keith
                                                    --------------------------
                                          Fax No.: 214-346-2746

                            CONFIRMATION OF GUARANTY

         Reference is made to the Credit Agreement dated as of June 27, 2001 (the "Credit Agreement") among Tandy Brands Accessories, Inc. ("Borrower"), Wells Fargo HSBC Trade Bank, N. A. ("Agent"), and the lenders specified therein ("Lenders"). The undersigned Guarantors hereby confirm that their guaranty under the Subsidiary Guaranty dated as of June 27, 2001 for the benefit of the Agent, the Lenders, and Wells Fargo Bank, N. A., continues in full force and effect notwithstanding the First Amendment to Credit Agreement dated as of June ___, 2002, which First Amendment is hereby accepted and consented to by each Guarantor. In accordance herewith, the aforesaid guaranty shall be deemed to cover and secure the Obligations at any time due from Borrower to Lenders pursuant to the Credit Agreement as the latter has been modified by the First Amendment. This Confirmation of Guaranty shall be governed by and construed in accordance with the laws of the State of Texas.

Dated this 28 day of June, 2002.


                                     ACCESSORY DESIGN GROUP, INC.

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO
                                           -------------------------------------


                                     AMITY/ROLFS, INC

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO
                                           -------------------------------------


                                     TANDY BRANDS ACCESSORIES HANDBAGS, INC.

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO
                                           -------------------------------------

                                     H.A. SHELDON CANADA, LTD.

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO VP
                                           -------------------------------------


                                     TBAC INVESTMENTS, INC.

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO VP
                                           -------------------------------------


                                     TBAC GENERAL MANAGEMENT COMPANY

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO VP
                                           -------------------------------------


                                     TBAC MANAGEMENT COMPANY L.P.
                                     BY: TBAC GENERAL MANAGEMENT COMPANY,
                                     ITS GENERAL PARTNER

                                            By: /s/ STAN NINEMIRE
                                               ---------------------------------
                                            Name: Stan Ninemire
                                                 -------------------------------
                                            Title: CFO VP
                                                  ------------------------------


                                     TBAC PRINCE GARDNER, INC.

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO VP
                                           -------------------------------------


                                     STAGG INDUSTRIES, INC.

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO VP
                                           -------------------------------------


                                     TBAC-TOREL, INC.

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO VP
                                           -------------------------------------


                                     TBAC INVESTMENT TRUST, INC.

                                     By: /s/ STAN NINEMIRE
                                        ----------------------------------------
                                     Name: Stan Ninemire
                                          --------------------------------------
                                     Title: CFO VP
                                           -------------------------------------

ACCEPTED as of the date first written above.

BORROWER

TANDY BRANDS ACCESSORIES, INC.


By: /s/ STAN NINEMIRE
   ----------------------------------------
Name: Stan Ninemire
     --------------------------------------
Title: CFO SVP
      -------------------------------------

                             COMPLIANCE CERTIFICATE

                                  June 28, 2002

         Reference is made to that certain Credit Agreement dated as of June 27, 2001 among Tandy Brands Accessories, Inc. ("BORROWER"), Wells Fargo HSBC trade Bank, N. A. ("Agent"), and the lenders specified therein ("Lenders") (the "Credit Agreement"). Terms which are defined in the Credit Agreement and which are used but not defined herein shall have the meanings given them in the Credit Agreement. The undersigned, Stan Ninemire, Borrower's CEO, hereby certifies in the name, and on behalf, of Borrower that Borrower has made a thorough inquiry into all matters certified herein and based upon such inquiry; experience, and the advice of counsel, does hereby further certify that:

          1. All representations and warranties made by the Borrower in any Loan Document delivered on or before the date hereof (including, without limitation, the representations and warranties contained in Section 4 of the Amendment) are true in all material respects on and as of the date hereof (except to the extent that such representations and warranties related solely to an earlier date and except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated in the Credit Agreement) as if such representations and warranties had been made as of the date hereof.

         2. No Event of Default exists on the date hereof.

         3. Borrower has performed and complied with all agreements and conditions required in the Loan Documents to be performed or complied with by it on or prior to the date hereof.

         IN WITNESS WHEREOF, this instrument is executed by the undersigned as of the date first above written.

                                             TANDY BRANDS ACCESSORIES, INC.

                                             By: /s/ STAN NINEMIRE
                                                --------------------------------
                                             Name: Stan Ninemire
                                                  ------------------------------
                                             Title: CFO SVP
                                                   -----------------------------